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                                                                   EXHIBIT 10.11


                               FIRST AMENDMENT TO
                       SHARE PLEDGE AND ESCROW AGREEMENT


         THIS FIRST AMENDMENT TO SHARE PLEDGE AND ESCROW AGREEMENT (this "First Amendment"), dated as of November 21, 1997, is made by and among GARY D. LEWIS ("Mr. Lewis"), MICHAEL J. XIRINACHS ("Mr. Xirinachs"), ROBERT L. CHIOINI ("Mr. Chioini" and together with Mr. Lewis and Mr. Xirinachs, the "Pledgors"), ROCKWELL MEDICAL SUPPLIES, LLC, a Michigan limited liability company ("Creditor"), ROCKWELL MEDICAL TECHNOLOGIES, INC., a Michigan corporation (the "Company"), and HONIGMAN MILLER SCHWARTZ AND COHN ("Escrow Agent").

                                   RECITALS:

         A. Pursuant to the terms of a letter agreement (the "Letter Agreement") entered into by the Company, Creditor, Rockwell Transportation, LLC, T.K. Investment Company, Chilakapti Family Limited Partnership, Vijay Kumar Chilakapti, M.D., Krishnapillai Thavarajah, M.D., and Robert L. Chioini, the parties thereto have agreed to cancel 320,749 Series A Preferred Shares, $1.00 par value per share ("Series A Preferred Shares"), issued to Creditor as payment by Creditor to the Company of the Adjustment Amount (as defined in the Letter Agreement).

         B. Pledgors, Creditor, the Company and Escrow Agent entered into a Share Pledge and Escrow Agreement, dated as of July 14, 1997 (the "Share Pledge and Escrow Agreement"), pursuant to which the Pledgors pledged 1,478,260 common shares (the "Common Shares") issued by the Company and owned by them (554,348 of which Common Shares were owned by Mr. Lewis, 554,347 of which Common Shares were owned by Mr. Xirinachs, and 369,565 of which Common Shares were owned by Mr. Chioini) as security for their obligations under that certain Non-Recourse Guaranty, dated as of July 14, 1997, as restated on the date hereof, made by the Pledgers in favor of Creditor (the "Guaranty").

         C. In light of the fact that the number of outstanding Series A Preferred Shares issued by the Company to Creditor has been reduced from 1,416,664 Series A Preferred Shares to 1,095,915 Series A Preferred Shares, the Company, Creditor and the Pledgors desire to release 334,760 pledged Common Shares (the "Released Shares") from the escrow created by the Share Pledge and Escrow Agreement.

         D. The parties hereto desire to amend the Share Pledge and Escrow Agreement to terminate any security interest granted to Creditor in the Released Shares and to release the Released Shares from the terms of the Share Pledge and Escrow Agreement.

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Any and all security interest granted to Creditor in or with respect to the Released Shares is hereby terminated and Creditor shall have no further right or interest in or with respect to the Released Shares.
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         2.      Escrow Agent is hereby directed to release the Released Shares to the applicable Pledgors and to instruct the Company to cancel any existing stock certificates and to reissue the Common Shares represented by such stock certificates in such denominations as are necessary to effect the release from escrow of the Released Shares and to retain in escrow the remaining 1,143,500 Common Shares which shall remain in escrow pursuant to the terms of the Share Pledge and Escrow Agreement.

         3. Recital C of the Share Pledge and Escrow Agreement is hereby amended to reflect the new number of Series A Preferred Shares that the Company has issued to Creditor to be 1,091,915 shares.

         4. Recital D of the Share Pledge and Escrow Agreement is hereby amended to reflect the new number of Shares (as defined therein) pledged by the Pledgors to Creditor to be 1,143,500. Such Shares are owned by the Pledgors as
follows:   Mr. Lewis - 428,812.5 Shares, Mr.  Xirinachs - 428,812.5 Shares, and
Mr. Chioini - 285,875 Shares. For purposes of the Share Pledge and Escrow Agreement, the term "Shares" shall refer to the 1,143,500 Common Shares which shall remain subject to the Share Pledge and Escrow Agreement pursuant to this First Amendment.

         5. The Guaranty referred to in Recital D of the Share Pledge and Escrow agreement shall hereafter refer to the Restated No- Recourse Guaranty executed by the Guarantors concurrently with the execution of this First Amendment.

         6. Except as set forth in this First Amendment, the Share Pledge and Escrow Agreement shall remain in full force and effect.

         7. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart. This First Amendment may be executed by delivery via facsimile of a copy of an executed signature page.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the day and year first above written.

                                         /s/ Gary D. Lewis
                                         ------------------------------------
                                         Gary D. Lewis

                                         /s/ Michael J. Xirinachs
                                         ------------------------------------
                                         Michael J. Xirinachs

                                         /s/ Robert L. Chioini
                                         ------------------------------------
                                         Robert L. Chioini
(Signatures continued on next page)



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(Signatures continued from previous page)

                                        ROCKWELL MEDICAL SUPPLIES, LLC

                                        By:  /s/ Robert L. Chioini
                                             -----------------------------------
                                             Robert L. Chioini, Member


                                        By:  T. K. INVESTMENT COMPANY, Member

                                             By:  CHILAKAPTI FAMILY LIMITED
                                                    PARTNERSHIP

                                                By: /s/ Vijay Kumar Chilakapati
                                                    ----------------------------

                                                    Its: General Partner
                                                         -----------------------

                                             By:  THAVARAJAH FAMILY LIMITED
                                                    PARTNERSHIP

                                                By: /s/ Krishnapillai Thavarajah
                                                    ----------------------------

                                                    Its: General Partner
                                                         -----------------------

                                         ROCKWELL MEDICAL TECHNOLOGIES, INC.,
                                         a Michigan corporation

                                         By: /s/ Robert L. Chioini
                                             -----------------------------------

                                                 Its: President
                                                      --------------------------

                                         HONIGMAN MILLER SCHWARTZ AND COHN

                                         By: /s/ David A. Breach
                                             -----------------------------------

                                                 Its: Attorney
                                                      --------------------------




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